Exhibit 3.86

1006

State of Minnesota

SECRETARY OF STATE

CERTIFICATE OF INCORPORATION

I, Joan Anderson Growe, Secretary of State of Minnesota, do certify that: Articles of Incorporation, duly signed and acknowledged under oath, have been filed on this date in the Office of the Secretary of State, for the incorporation of the following corporation, under and in accordance with the provisions of the chapter of Minnesota Statutes listed below.

This corporation is now legally organized under the laws of Minnesota.

Corporate Name: GCA Acquisition Subsidiary, Inc.

Corporate Charter Number: 8U-558

Chapter Formed Under: 302A

This certificate has been issued on 06/02/1995.

Joan Anderson Growe
Secretary of State

ARTICLES OF INCORPORATION

OF

GCA ACQUISITION SUBSIDIARY, INC.

The undersigned hereby creates a corporation under Chapter 302A of the Minnesota Statutes and adopts the following Articles of Incorporation.

ARTICLE 1

NAME

The name of the Corporation is GCA Acquisition Subsidiary, Inc.

ARTICLE 2

REGISTERED OFFICE

The address of the registered office of the Corporation is 13705 First Avenue North, Plymouth, Minnesota 55441.

ARTICLE 3

CAPITAL

A.	The Corporation is authorized to issue one hundred million (100,000,000) shares of capital stock, having a par value of one cent ($.01) per share in the case of common stock, and having a par value as determined by the Board of Directors in the case of preferred stock, to be held, sold and paid for at such times and in such manner as the Board of Directors may from time to time determine in accordance with the laws of the State of Minnesota.

B.	In addition to any and all powers conferred upon the Board of Directors by the laws of the State of Minnesota, the Board of Directors shall have the authority to establish by resolution more than one class or series of shares, other preferred or common, and to fix the relative rights, restrictions and preferences of any such different classes or series, and the authority to issue shares of a class or series to another class or series to effectuate share dividends, spills or conversion of the Corporation’s outstanding shares.

C.	The Board of Directors shall also have the authority to issue rights to convert any of the Corporation’s securities into shares of stock of any class or classes, the authority to issue options to purchase or subscribe for shares of stock of any class or classes, and the authority to issue share purchase or subscription warrants or any other evidence of such option rights which set forth the terms, provisions and conditions thereof, including the price or prices at which such shares may be subscribed for or purchased. Such options, warrants and rights, may be transferable or nontransferable and separable or inseparable from other securities of the Corporation. The Board of Directors is authorized to fix the terms, provisions and conditions of such options, warrants and rights, including the conversion basis or bases and the option price or prices at which shares may be subscribed for or purchased.

ARTICLE 4

SHAREHOLDER RIGHTS

A.	No shareholder of the Corporation shall have any preemptive rights.

B.	No shareholder of the Corporation shall have any cumulative voting rights.

ARTICLE 5

The name and address of the incorporator, who is a natural person of full age, are:

Douglas T. Holod, Esq.

3300 Norwest Center

90 South Seventh Street

Minneapolis, Minnesota 55402-4140

ARTICLE 6

WRITTEN ACTION BY LESS THAN ALL OF THE DIRECTORS

Any action required or permitted to be taken at a Board meeting, other than an action requiring shareholder approval, may be taken by written action of the Board of Directors if signed by the number of directors that would be required to take the same action at a meeting at which all directors were present.

ARTICLE 7

LIMITED LIABILITY OF DIRECTORS

To the fullest extent permitted by law, a director shall have no personal liability to the Corporation or its shareholders for breach of fiduciary duty as a director. Any amendment to or repeal of this Article 7 shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

ARTICLE 8

OBLIGATIONS OF CERTAIN BENEFICIAL OWNERS; RIGHTS OF REDEMPTION

A.	No Person may become the Beneficial Owner of five percent (5%) or more of any class or series of the Corporation’s issued and outstanding Capital Stock unless such Person agrees in writing for (i) provide to the Gaming Authorities information regarding such Person, including without limitation thereto, information regarding other gaming-related activities of such Person and financial statements, in such form, and with such updates, as may be required by any Gaming Authority; (ii) respond to written or oral questions that may be propounded by any Gaming Authority; and (iii) consent to the performance of any background investigation that may be required by any Gaming Authority, including without limitation thereto, an investigation of any criminal record of such Person.

B.	Notwithstanding any other provisions of these Articles, but subject to the provisions of any resolution of the Board of Directors creating any series of preferred stock or any other class of stock which has a preference over common stock with regard to dividends or upon liquidation, outstanding shares of Capital Stock held by a Disqualified Holder shall be subject to redemption at any time by the Corporation by action of the Board of Directors. The terms and conditions of such redemption shall be as follows:

(1)	the redemption price of the shares to be redeemed pursuant to this section B of Article 8 shall be equal to the Fair Market Value of such shares or such other redemption price as required by pertinent state or federal law pursuant to which the redemption is required;

(2)	the redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof;

(3)	if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot, or selection in any other manner determined by the Board of Directors;

(4)	at least thirty (30) days’ written notice of the Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder) provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

(5)	from and after the Redemption Date or such earlier date as mandated by pertinent state or federal law, any and all rights of whatever nature, which may be held by the Beneficial Owners of shares selected for redemption (including without limitation any rights to vote or participate in dividend declared on stock of the same class or series as such shares), shall cease and terminate and they shall thenceforth be entitled only to receive the cash or Redemption Securities payable upon redemption; and

(6)	such other terms and conditions as the Board of Directors shall determine.

C.	Definitions. Capitalized terms used in this Article 8 shall have the meanings provided below.

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Act”). The term “registrant” as used in said Rule 12b-2 shall mean the Corporation.

“Beneficial Owner” shall mean any person who, singly or together with any of such person’s Affiliates or Associates, directly or indirectly, has “beneficial ownership” of Capital Stock (as determined pursuant to Rule 13d-3 of the Act).

“Capital Stock” shall mean any common stock, preferred stock, special stock, or any other class or series of stock of the Corporation.

“Disqualified Holder” shall mean any Beneficial Owner of shares of Capital Stock of the Corporation or any of its Subsidiaries, whose holding of shares of Capital Stock may result or, when taken together with the holding of shares of

Capital Stock by any other Beneficial Holder, may result, in the judgment of the Board of Directors, in (i) the disapproval, modification, or non-renewal of any contract under which the Corporation or any of its Subsidiaries has sole or shared authority to manage any granting operations, or (ii) the failure to obtain or the loss or non-reinstatement of any license or franchise from any governmental agency held by the Corporation or any Subsidiary to conduct any portion of the business of the Corporation or any Subsidiary, which license or franchise is conditioned upon some or all of the holders of Capital Stock meeting certain criteria.

“Fair Market Value” of a share of Capital Stock shall mean the average Closing Price for such a share for each of the 45 most recent days during which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall have been given pursuant to Paragraph (4) of section B of Article 8; provided, however, that if shares of stock of such class or series are not traded on any securities exchange or in the over-the-counter market, “Fair Market Value” shall be determined by the Board of Directors in good faith; and provided, further, however, that “Fair Market Value” as to any stockholder who purchases any stock subject to redemption within 120 days prior to a Redemption Date need not (unless otherwise determined by the Board of Directors) exceed the purchase price paid for such shares. “Closing Price” on any day means the reported closing sales price or, in case no such sale takes place, the average of the reported closing bid and asked price on the composite tape for the New York Stock Exchange—listed stocks, or, if stock of the class or series in question is not quoted on such composite tape on the New York Stock Exchange, or, if such stock is not listed on such exchange, on the principal United States Securities Exchange registered under the Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the National Association of Securities Dealers, Inc., Automated Quotation System (including the National Market Systems) or any system then in use, or, if no such prices or quotations are available, the fair market value on the day in question as determined by the Board of Directors in good faith.

“Gaming Authorities” shall mean any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States or foreign government, any state, province, tribe or any city or other political subdivision, whether now or hereafter existing, or any officer or official thereof, including without limitation, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the City of Las Vegas, the Mississippi Gaming Commission, the National Indian Gaming Commission, the United States Bureau of Indian Affairs, and any other agency, or any other tribal or governmental authority regulating any form of gaming that has jurisdiction over the Corporation or its subsidiaries.

“Person” shall mean any natural person, corporation, firm, partnership, association, government, governmental agency, or any other entity, whether acting in an individual, fiduciary, or any other capacity.

“Redemption Date” shall mean the date fixed by the Board of Directors for the redemption of any shares of stock of the Corporation pursuant to section B of this Article 8.

“Redemption Securities” shall mean any debt or equity securities of the Corporation, any Subsidiary or any other corporation, or combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected buy the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the Corporation), has value, at the time notice of redemption is given pursuant to Paragraph (4), section B of Article 8, at least equal to the Fair Market Value of the shares to be redeemed pursuant to section B of Article 8 (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

“Subsidiary” shall mean any company of which a majority of any class of equity security is beneficially owned by the Corporation.

IN WITNESS WHEREOF, I have signed my name this 2nd day of August, 1995.

/s/ Douglas T. Holod
Douglas T. Holod, Incorporator

0479

8U-558

State of Minnesota

SECRETARY OF STATE

Certificate of Merger

I, Joan Anderson Growe, Secretary of State of Minnesota, certify that: the documents required to effectuate a merger between the entities listed below and designating the surviving entity have been filed in this office on the date noted on this certificate; and the qualification of any non-surviving entity to do business in Minnesota is terminated on the effective date this merger.

Merger Filed Pursuant to Minnesota Statutes, Chapter: 302A

State of Formation and Names of Merging Entities:

MN: GAMING CORPORATION OF AMERICA
MN: GCA ACQUISITION SUBSIDIARY, INC.

State of Formation and Name of Surviving Entity:

MN: GCA ACQUISITION SUBSIDIARY, INC.

Effective Date of Merger: 8:50 A.M. November 30, 1995

Name of Surviving Entity After Effective Date of Merger:

GCA ACQUISITION SUBSIDIARY, INC.

This certificate has been issued on: November 30, 1995

Joan Anderson Growe
Secretary of State.

ARTICLES OF MERGER

OF

GAMING CORPORATION OF AMERICA

(a Minnesota corporation)

WITH AND INTO

GCA ACQUISITION SUBSIDIARY, INC.

(a Minnesota corporation)

To the Secretary of State

State of Minnesota

Pursuant to the provisions of the Minnesota Business Corporation Act, as amended, the corporations hereinafter named do hereby adopt the following Articles of Merger:

1. Attached hereto as Exhibit A is the Merger Agreement and Plan of Merger (the “Plan of Merger”) dated November 30, 1995, by and among Gaming Corporation of America, a Minnesota corporation, (the “Company”) and GCA Acquisition Subsidiary, Inc., a Minnesota corporation (the “Surviving Corporation”) (collectively the “Constituent Corporations”).

2. The Plan of Merger has been approved by the Constituent Corporations pursuant to the Minnesota Business Corporation Act, as amended.

3. Attached hereto as Exhibit B are the Articles of Incorporation of the Company.

IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger the 30th day of November, 1995.

GAMING CORPORATION OF AMERICA

By:	/s/ Sheldon T. Fleck
Sheldon T. Fleck, President

GCA ACQUISITION SUBSIDIARY, INC.

By:	/s/ Patrick R. Cruzen
Patrick R. Cruzen, President

Exhibit A

MERGER AGREEMENT AND

PLAN OF MERGER

THIS MERGER AGREEMENT and PLAN OF MERGER, is entered into as of November 30, 1995 (the “Agreement”) by and among GCA Acquisition Subsidiary, Inc., a Minnesota corporation (the “Merger Subsidiary”) and Gaming Corporation of America, a Minnesota corporation (the “Company”) pursuant to an Agreement and Plan of Merger dated as of August 31, 1995 by and among Grand Casinos, Inc., a Minnesota corporation (“Buyer”), the Company and the Merger Subsidiary (the “Merger Agreement”). The Merger Subsidiary and the Company are hereinafter sometimes collectively referred to as the “Constituent Corporations.” The Merger Subsidiary is a wholly owned subsidiary of Buyer.

In consideration of the representations, warranties and agreements contained in the Merger Agreement, the Constituent Corporations agree as follows:

ARTICLE 1

MERGER

Subject to the terms and conditions of this Agreement and the Minnesota Business Corporations Act (“MBCA”), at the Effective Time (as hereinafter defined), the Company shall be merged with and into the Merger Subsidiary (the “Merger”), and the Merger Subsidiary shall be the surviving corporation and shall continue its corporate existence under the laws of the State of Minnesota. At the Effective Time the separate existence of the Company shall cease. All transactions after the Effective Time shall be deemed transactions of and for the account of the Merger Subsidiary as the surviving corporation (the “Surviving Corporation”).

ARTICLE 2

EFFECTIVE TIME OF MERGER

The Merger shall become effective at the time the articles of merger for such merger are filed with the Secretary of State of Minnesota (the “Effective Time”).

ARTICLE 3

CONVERSION OF COMMON SHARES

At the Effective Time:

3.1 Each share of common stock of the Company, par value 50.02 per share (the “Company Common Shares”), issued and outstanding immediately prior thereto (except for Dissenting Shares as defined in Article 4 hereof) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 0.19864 of a share of common stock of Buyer, par value $0.01 per share (the “Buyer’s Common Share”), (such number of Buyer’s Common Shares is hereinafter referred to as the “Conversion Ratio”). Notwithstanding any other provision of this Agreement, any Company Common Shares issued and outstanding immediately prior to the Effective Time which are then owned beneficially or of record by Buyer, Merger Subsidiary, or any other direct or indirect subsidiary of Buyer shall, by virtue of the Merger, be canceled without payment of any consideration therefor and without any conversion thereof.

3.2 The holders of certificates representing Company Common Shares shall cease to have any rights as shareholders of the Company, except such rights, if any, as they may have pursuant to Minnesota law. Except as provided above, until certificates representing Company Common Shares are surrendered for exchange, each such certificate shall, after the Effective Time, represent for all purposes only the right to receive the number of whole Buyer’s Common Shares into which the Company Common Shares represented thereby shall have been converted by the Merger as provided above and the right to receive the cash value of any fraction of a Buyer’s Common Share as provided below.

3.3 Prior to the Effective Time, the Board of Directors of Buyer shall reserve for issuance a sufficient number of Buyer’s Common Shares for the purpose of issuing its shares to the Company’s shareholders in accordance herewith.

ARTICLE 4

DISSENTING SHARES

Any Company Common Shares held by a holder who dissents from the Merger and becomes entitled to obtain payment for the value of such Company Common Shares pursuant to ILLEGIBLE provisions of Minnesota law shall be herein called “Dissenting Shares.” Any Dissenting Shares shall not, after the Effective Time, be entitled to vote for any purpose or receive any dividends or other distributions and shall not be converted into Buyer’s Common Shares; provided, however, that Company Common Shares held by a dissenting shareholder who subsequently withdraws a demand for payment, fails to comply fully with the requirements of Minnesota law, or otherwise fails to establish the right of such shareholder to be paid the value of such shareholder’s shares under Minnesota law shall be deemed to be converted into Buyer’s Common Shares pursuant to the terms and conditions referred to above.

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ARTICLE 5

EXCHANGE OF COMPANY COMMON SHARES

5.1 Promptly after the Effective Time, Buyer shall make available for exchange or conversion, by transferring to Norwest Bank Minnesota, N.A., or such other person as Buyer may appoint to act as exchange agent (the “Exchange Agent”), for the benefit of the holders of Company Common Shares, such number of Buyer’s Common Shares as shall be issuable and such amount of cash as may be payable in lieu of fractional Buyer’s Common Shares in connection with the Merger.

5.2 Promptly after the Effective Time, the Exchange Agent shall mail to each holder of record (other than Buyer, the Company or any subsidiary of any of them) of a certificate or certificates which immediately prior to the Effective Time represented outstanding Company Common Shares (the “Certificates”) a letter of transmittal and instructions for such holder’s use in affecting the surrender of the Certificates in exchange for certificates representing Buyer’s Common Shares and for cash payable in lieu of any fractional share. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with the letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole Buyer’s Common Shares into which the Company Common Shares previously represented by the Certificate so surrendered shall have been converted by the Merger, and the Certificate so surrendered shall be canceled. In the event of a transfer of ownership of Company Common Shares which is not registered in the transfer records of the Company, it shall be a condition to the issuance of Buyer’s Common Shares that the Certificate so surrendered shall be properly endorsed or be otherwise in proper form for transfer and that such transferee shall (a) pay to the Exchange Agent any transfer or other taxes required, or (b) establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable. Any Buyer’s Common Shares delivered or made available to the Exchange Agent and not exchanged for Certificates within one year after the Effective Time shall be returned by the Exchange Agent to Buyer, or its nominee, which shall thereafter act as Exchange Agent subject to the rights of holders of unsurrendered Certificates.

5.3 No dividends or other distributions declared after the Effective Time with respect to Buyer’s Common Shares and payable to the holders of record thereof after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the Buyer’s Common Shares represented thereby until the holder of record shall surrender such Certificate. Subject to the effect, if any, of applicable law, after the subsequent surrender and exchange of a Certificate, the holder thereof shall be entitled to receive any such dividends or other distributions, without any interest (hereon, which previously became payable with respect to Buyer’s Common Shares represented by such Certificate. All dividends or other distributions declared after the Effective Time which are payable to the holder of Certificates not thereinfore surrendered and exchanged for certificates representing Buyer’s Common Shares shall be paid or delivered by Buyer to the Exchange Agent, in trust, for the benefit of such holders. All such dividends or other distributions held by the Exchange Agent for payment or delivery to the holders of unsurrendered Certificates and unclaimed at the end of one year from the Effective Time shall be repaid or

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redelivered by the Exchange Agent to Buyer, or its nominee, after which time any holder of Certificates who has not theretofore surrendered such Certificates to the Exchange Agent shall, subject to applicable abandoned property, ILLEGIBLE and similar laws, look as a general creditor only to Buyer for payment or delivery of such dividends or distributions.

5.4 All Buyer’s Common Shares and cash for any fractional share issued and paid upon the surrender for exchange of Company Common Shares in accordance with the above terms and conditions shall be deemed to have been issued in full satisfaction of all rights pertaining to such Company Common Shares.

5.5 After the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Company of Company Common Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates representing such shares are presented to the Company or the Surviving Corporation, they shall be canceled and exchanged as provided above.

5.6 No certificates or scrip representing fractional Buyer’s Common Shares shall be issued upon the surrender for exchange of Certificates, no dividend or distribution of Buyer shall relate to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any rights of a shareholder of Buyer. All fractional Buyer’s Common Shares to which a holder of Company Common Shares immediately prior to the Effective Time would otherwise be entitled, at the Effective Time, shall be aggregated. If a fractional share results from such aggregation, the Exchange Agent shall pay to each holder of Company Common Shares who otherwise would be entitled to receive such fractional Buyer’s Common Share an amount of cash (without interest) determined by multiplying (a) the Market Value (as defined below) by (b) the fractional share interest to which such holder would otherwise be entitled. “Market Value” shall mean the average of the last sale price on the New York Stock Exchange for one Buyer’s Common Share on each day during the ten trading days ending on the third trading day immediately preceding the Effective Time.

5.7 In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate, upon the making of an affidavit of that fact by the holder thereof, such Buyer’s Common Shares and cash for fractional shares, if any, as may be required pursuant hereto; provided, however, that Buyer may, on its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificate to deliver a bond in such reasonable sum as it may direct as indemnity against any claim that may be made against Buyer, Merger Subsidiary, the Company, the Exchange Agent or any other party with respect to the Certificate alleged to have been lost, stolen or destroyed.

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ARTICLE 6

STOCK OPTIONS

Buyer shall assume the Company’s rights and obligations with respect to options issued under the Company’s 1992 Stock Option Plan (the “Option Plan”) which are outstanding at the Effective Time. Pursuant to such assumption, each optionee under the Option Plan shall be entitled to purchase from Buyer the number of shares of Buyer’s Common Shares which equals the product of the Conversion Ratio times the number of shares of Company Common Shares subject to such option immediately prior to the Effective Time (rounded to the nearest full number of such shares), at an exercise price per share of Buyer’s Common Shares equal to the exercise price per share then specified with respect to such option divided by the Conversion Ratio (rounded to the nearest full cent). All of the terms and provisions of each such option shall remain the same as and shall continue all the terms and provisions of such option as outstanding immediately prior to the Effective Time, except (i) as to the acceleration of the vesting of options as permitted by Section 4.1.2 of the Merger Agreement, and (ii) that there shall be substituted the appropriate number of shares of Buyer’s Common Shares for Company Common Shares and the appropriate exercise price for such shares of Buyer’s Common Shares for the exercise price of Company Common Shares as described above, effective as of the Effective Time. As promptly as practicable after the Effective Time, Buyer shall issue to each holder of an option under the Option Plan a written instrument evidencing Buyer’s assumption of such option.

ARTICLE 7

CONVERTIBLE SECURITIES

Buyer shall assume the Company’s rights and obligations with respect to issued and outstanding redeemable Common Stock Purchase Warrants issued in the Company’s initial public offering (the “IPO Redeemable Warrants”) warrants issued to the Company’s underwriter, or its officers or principals, in connection with the Company’s initial public offering (the “Underwriter’s Warrants”), warrants issued to the Company’s private placement agents, or their officers or principals. In connection with Company’s private placements of securities (the “Agents’ Warrants”), the option for 100,000 shares granted to a consultant of the Company (the “Consultant’s Option”) and the Company’s Series C 10% Convertible Subordinated Unsecured Notes (the “Series C Notes” and together with the IPO Redeemable Warrants, the Underwriter’s Warrants, the Agents’ Warrants and the Consultant’s Option, the “Convertible Securities”) which are outstanding at the Effective Time. Pursuant to such assumptions, each holder of a Convertible Security shall be entitled to purchase from Buyer the number of shares of Buyer’s Common Shares which equals the product of the Conversion Ratio times the number of shares of Company Common Shares subject to such Convertible Securities immediately prior to the Effective Time (rounded to the nearest full number of such shares), at an exercise price per share of Buyer’s Common Shares equal to the exercise price per share then specified with respect to such Convertible Securities divided by the Conversion Ratio (rounded to the nearest full cent). All of the terms and provisions of each such Convertible Security shall remain the same as and shall

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continue all the terms and provisions of such Convertible Security as outstanding immediately prior to the Effective Time, except that there shall be substituted the appropriate number of shares of Buyer’s Common Shares for the Company’s Common Shares and the appropriate exercise price for such shares of Buyer’s Common Shares for the exercise price of Company Common Shares as described above, effective as of the Effective Time. Buyer hereby agrees that as of the Effective Time, this Agreement shall serve as evidence of Buyer’s agreement to (i) issue Buyer’s Common Shares in lieu of Company Common Shares with respect to Convertible Securities, and (ii) be bound by the terms and conditions of, and expressly assume the Company’s rights and obligations under, that certain Warrant Agreement dated February 19, 1993 between the Company and Norwest Bank Minnesota, N.A.

ARTICLE 8

CAPITALIZATION CHANGES

If, between the date of this Agreement and the Effective Time, the outstanding Buyer’s Common Shares or Company Common Shares shall have been changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or stock dividend, the Conversion Ratio shall be appropriately adjusted.

ARTICLE 9

ORGANIZATION OF THE SURVIVING CORPORATION

9.1 Articles Incorporation and Bylaws of the Surviving Corporation of the Merger. The articles of incorporation and bylaws of the Company as in effect immediately prior to the Effective Time shall be the articles of incorporation and bylaws of the Merger Subsidiary, as the surviving corporation of the Merger, until either is thereafter amended in accordance with applicable law.

9.2 Directors and Officers of the Surviving Corporation of the Merger. The directors and officers of the merger Subsidiary immediately prior to the Effective Time shall be the directors and officers of the Merger Subsidiary, as a supervising corporation of the Merger, until their respective successors shall be duly elected and qualified.

ARTICLE 10

GENERAL PROVISIONS

At the Effective Time, the Merger Subsidiary shall succeed to and possess all the rights, privileges, powers, franchises and immunities of a public as well as of a private nature, and be subject to all liabilities, restrictions, disabilities and duties of the Company; and all and singular, the rights, privileges, powers, franchises and immunities of both and all and every other interest shall be

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thereafter as effectively by property of the Merger Subsidiary as they were or would be of the Constituent Corporations or either of them; and title to any real estate or any interest therein vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by any reason of this Merger; provided, however, that all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens at the Effective Time, and all debts, liabilities and duties of either of the Constituent Corporations shall thenceforth become those of the Merger Subsidiary and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

GCA ACQUISITION SUBSIDIARY, INC.		GAMING CORPORATION OF AMERICA

By:	/s/ ILLEGIBLE	By:	/s/ ILLEGIBLE
Its:	President	Its:	President

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Exhibit B

ARTICLES OF INCORPORATION

OF

GAMING CORPORATION OF AMERICA

The undersigned hereby creates a corporation under Chapter 302A of the Minnesota Statutes and adopts the following Articles of Incorporation.

ARTICLE 1

NAME

The name of the Corporation is Gaming Corporation of America.

ARTICLE 2

REGISTERED OFFICE

The address of the regional office of the Corporation is 1221 Nicolett Mall, Suite 20A Minneapolis Minnesota, ILLEGIBLE.

ARTICLE 3

CAPITAL

A.	The Corporation is authorized to issue one hundred million (100,000,000) shares of capital stock, having a par value of one cent ($0.1) per share in the case of common stock, and having a par value as determined by the Board of Directors in the case of preferred stock, to be held, sold and paid for at such times and in such manner as the Board of Directors may from time to time determine in accordance with the laws of the State of Minnesota.

B.	In addition to any and all powers conferred upon the Board of Directors by the laws of the State of Minnesota, the Board of Directors shall have the authority to establish by resolution more than one class or series of shares, either preferred or common, and to fix the relative rights, restrictions and preferences of any such different classes or series and the authority to issue shares of a class or series to another class or series to “ILLEGIBLE share dividends, split or conversion of the Corporation’s outstanding shares.

C.

The Board of Directors shall also have the authority to issue rights to convert any of the Corporation’s securities into shares of stock of any class or classes, the authority to issue options to purchase or subscribe for shares of stock of any class or classes, and the authority to issue share purchases or subscription warrants or any other evidence of such option rights which set forth the terms, provisions and conditions thereof including the price or prices of which such shares may be subscribed for or purchased. Such options, warrants and rights may be transferable or nontransferable and separable or inseparable from other securities of the Corporation. The Board of Directors is authorized ILLEGIBLE the terms, provisions and conditions of such options, warrants and rights, including the conversion basis or ILLEGIBLE and the option price or prices at which shares may be authorized for a purchased.

ARTICLE 4

SHAREHOLDER RIGHTS

A.	No shareholder of the Corporation shall have any preemptive rights.

B.	No shareholder of the Corporation shall have any cumulative voting rights.

ARTICLE 5

INCORPORATOR

The name and address of the person voting as incorporator of this Corporation is as follows:

William M. ILLEGIBLE

1800 Midwest Plaza

801 Nicollet Mall

Minneapolis, Minnesota 55402

ARTICLE 6

WRITTEN ACTION BY LESS THAN ALL OF THE DIRECTORS

Any actions required or permitted to be taken of a Board meeting other than an action requiring shareholder approval, may be taken by written action of the Board of Directors if signed by the number of directors than would be required to take the same action at a meeting at which all directors were present.

ARTICLE 7

LIMITED LIABILITY OF DIRECTORS

To the fullest extent authorized by law, a director shall have no personal liability to the Corporation or its shareholder for breach of fiduciary duty as a director. Any amendment to or repeal of this Article 7 shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts of omission of such director occurring prior to such amendment or repeal.

ARTICLE 8

OBLIGATIONS OF CERTAIN BENEFICIAL OWNERS: RIGHTS OF REDEMPTION

A.	No Person may become the Beneficial Owner of five percent (5%) or more of any class or series of the Corporation’s issued and outstanding Capital Stock unless such Person agrees in writing to (i) provide in the Gaming Authorities Information regarding such person, including without limitation thereto, information regarding other gaming-related activities of such Person and financial statements. In such form, and with such updates, as may be required by any Gaming Authority; (ii) respond to written or oral questions that may be propounded by any Gaming Authority; and (iii) consent to the performance of any background Investigation that may be required by any Gaming Authority, including without limitation thereto, no investigation of any criminal record of such Person.

B.	Notwithstanding any other provisions of these Articles, but subject to the provisions of any resolution of the Board of Directors creating any series of preferred stock or any other class of stock which has a preference over common stock with regard to dividends or upon liquidation, outstanding shares of Capital Stock held by a Disqualified Holder shall be subject to redemption at any time by the Corporation by action of the Board of Directors. The terms and conditions of such redemption shall be as follows:

(1)	the redemption price of the shares to be redeemed pursuant to this section B of Article 8 shall be equal to the Fair Market Value of such shares or much other redemption price as required by pertinent state or federal Law pursuant to which the redemption is required;

(2)	the redemption price of such shares may be paid in cash. Redemption Securities or any combination thereof;

(3)	if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot, or selection in any other manner determined by the Board of Directors;

(4)	At least thirty (30) days’ written notice of the Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder) provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

(5)	From and after the Redemption Date or such earlier date as mandated by pertinent state or federal law, any and all rights of whatever nature, which may be held by the Beneficial Owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares), shall [ILLEGIBLE] and terminate and they shall thenceforth be entitled only to receive the cash or Redemption Securities payment upon redemption, and

(6)	such other terms and conditions as the Board of Directors shall determine.

C.	Definitions. Capitalized terms used in this Article 8 shall have the meanings provided below.

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Act”). The term “registrant” as used in said Rule 12b-3 shall mean the Corporation.

“Beneficial Owner” shall mean any person who, simply or together with any of such person’s Affiliates or Associates, directly or indirectly, has “beneficial ownership” of Capital Stock (as determined pursuant to Rule 13d-3 of the Act).

“Capital Stock” shall mean any common stock, preferred stock, special stock, or any other class or series of stock of the Corporation.

“Disqualified Holder” shall mean any Beneficial Owner of shares of Capital Stock of the Corporation or any of its Subsidiaries, whose holding of shares of Capital Stock may result or, when taken together with the holding of shares of Capital Stock by any other Beneficial Holder, may result, in the judgment of the Board of Directors. In (i) the disapproval, modification, or non-renewal of any contract under which the Corporation of any of its Subsidiaries has sole or shared authority to manage any gaming operations, or (ii) the loss or non-reinstatement of any license or franchise from any governmental agency held by the Corporation or any Subsidiary to conduct any portion of the business of the Corporation or any Subsidiary, which license or franchise is conditioned upon name of all of the holders of Capital Stock meeting certain criteria.

“Fair Market Value” of a share of Capital Stock shall mean the average Closing Price for such a share for each of the 45 most recent days during which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall have been given pursuant to Paragraph (4) of section B of Article 8; provided, however, that if shares of stock of such class or series are not traded on any securities exchange or is the over-the-counter market. “Fair Market Value” shall be determined by the Board of Directors in good faith and provided, further, however, that “Fair Market Value” as to any stockholder who purchases any stock subject to redemption within 120 days prior to a Redemption Date need not (unless otherwise determined by the Board of Directors) exceed the purchase price paid for such shares. “Closing Price” on any day means the reported closing sales price or, in case no such sale takes place, the average of the reported closing bid and asked price on the ILLEGIBLE ILLEGIBLE for the New York Stock Exchange listed stocks, or, if stock of the class or series in question is not quoted on such exchange, on the principal United States Securities Exchange registered under the Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the National Association of Securities Dealers Inc., Automated Quotation System

(including the National Market System) or any system then in use, or, if no such prices or quotations are available, the fair market value on the day in question as determined by the Board of Directors in good faith.

“Gaming Authorities” shall mean the National Indian Gaming Commission, or any other tribal or governmental authority regulating any form of gaming that has jurisdiction over the Corporation or its Subsidiaries.

“Persons” shall mean any natural person, corporation, firm, partnership, association, government, governmental agency, or any other entity, whether acting to an individual, fiduciary, or any other capacity.

“Redemption Date” shall mean the date fixed by the Board of Directors for the redemption of any shares of stock of the Corporation pursuant in section B of this Article 8.

“Redemption Securities” shall mean any debt or equity securities of the Corporation, any Subsidiary or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the Corporation), has a value, at the time notice of redemption is given pursuant to Paragraph (4), section B of Article 8, at least equal to the Fair Market Value of the shares to be redeemed pursuant to section B of Article 8 (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

“Subsidiary” shall mean any company of which a majority of any class of equity security is beneficially owned by the Corporation.

IN WITNESS WHEREOF, I have signed my name this 17th day of September, 1991.

/s/ William M. ILLEGIBLE
William M. ILLEGIBLE, Incorporator

STATE OF MINNESOTA DEPARTMENT OF STATE FILED SEPT 17, 1991
Joan Anderson Growe
Secretary of State

ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION

OF

GAMING CORPORATION OF AMERICA

The following amendment of the Articles of Incorporation of the above corporation has been adopted:

Section A of Article 3 is amended to read as follows:

“A.	The Corporation is authorized to issue fifty million (50,000,000) shares of capital stock, having a par value of two cents ($.02) per share in the case of common stock, and having a par value as determined by the Board of Directors in the case of preferred stock, to be held, sold and paid for at such times and in such manner as the Board of Directors may from time to time determine in accordance with the laws of the State of Minnesota.”

A combination of issued shares will be effected in the form of a one-for-two reverse stock split.

This Amendment will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remains unissued after the combination exceeding the percentage of authorized shares that were issued before the combination.

This Amendment has been approved pursuant to Chapter 302A, Minnesota Statutes.

I certify that I am authorized to execute this Amendment and I further certify that I understand that by signing this Amendment I am subject to the penalties of perjury as set forth in Minnesota Statutes, Section ILLEGIBLE, as if I had signed this Amendment under oath.

Dated: December 14, 1992

/s/ Sheldon T. ILLEGIBLE
Sheldon T. ILLEGIBLE, President

STATE OF MINNESOTA DEPARTMENT OF STATE FILED DEC 15, 1992
Joan Anderson Growe
Secretary of State

BU-558

4924

State of Minnesota

SECRETARY OF STATE

CERTIFICATE OF MERGER

I, Joan Anderson Growe, Secretary of State of Minnesota, certify that: the documents required to effectuate a merger between the entities listed below and designating the surviving entity have been filed in this office on the date noted on this certificate; and the qualification of the individual merging entities to do business in Minnesota is terminated on the effective date of this merger.

Merger Filed Pursuant to Minnesota Statutes, Chapter: 302A

State of Formation and Names of Merging Entities:

MN: GCA ACQUISITION SUBSIDIARY, INC.
MN: GAMING CORPORATION OF AMERICA - NORTH CAROLINA
MN: GCA RESORTS HOLDINGS, INC.
MN: NORTHERN KANSAS GAMING COMPANY
MN: GAMING CORPORATION OF AMERICA - HOPLAND

State of Formation and Name of Surviving Entity:

MN: GCA ACQUISITION SUBSIDIARY, INC.

Effective Date of Merger: 10/31/96

Name of Surviving Entity After Effective Date of Merger:

GCA ACQUISITION SUBSIDIARY, INC.

This certificate has been issued on: 10/31/96

Joan Anderson Growe
Secretary of State.

ARTICLES OF MERGER AMONG

GCA ACQUISITION SUBSIDIARY, INC.,

GAMING CORPORATION OF AMERICA – NORTH CAROLINA,

GCA RESORTS HOLDINGS, INC.,

NORTHERN KANSAS GAMING COMPANY

AND

GAMING CORPORATION OF AMERICA – HOPLAND

GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); Gaming Corporation of America – North Carolina, a Minnesota corporation (“Carolina”); GCA Resorts Holdings, Inc., a Minnesota corporation (“Holdings”); Northern Kansas Gaming Company, a Minnesota corporation (“Kansas”); and Gaming Corporation of America Hopland, a Minnesota corporation (“Hopland”), pursuant to Minnesota Statutes, Chapter 302A, hereby adopt and approve the following Articles of Merger.

ARTICLE I

Merger

Pursuant to that certain Merger Agreement and Plan of Merger (the “Merger Agreement”) among Surviving Corporation, Carolina, Holdings, Kansas and Hopland dated effective October 15, 1996, a copy of which is attached hereto as Exhibit A, Carolina, Holdings, Kansas and Hopland are each hereby merged into Surviving Corporation, and Surviving Corporation is declared to be the surviving corporation pursuant to such merger (the “Merger”).

ARTICLE II

Effective Date

The Merger shall become effective at 11:59 p.m. Central Standard Time, on October 31, 1996 (the “Effective Time”).

ARTICLE III

Implementation

The Merger shall be implemented in the manner described in the Merger Agreement.

ARTICLE IV

Approvals

The Merger has been authorized and approved, effective as of October 15, 1996, by the respective boards of directors and the respective sole shareholders of each of Surviving Corporation, Carolina, Holdings, Kansas and Hopland.

IN WITNESS WHEREOF, these Articles of Merger are executed as of October 15, 1996, shall be filed with the Minnesota Secretary of State on or before October 31, 1996, and shall be effective at the Effective Time.

GCA ACQUISITION SUBSIDIARY, INC.

By	/s/ Timothy J. Cope
Timothy J. Cope
Secretary

GAMING CORPORATION OF AMERICA - NORTH CAROLINA

By	/s/ Timothy J. Cope
Timothy J. Cope
Secretary

GCA RESORTS HOLDINGS, INC.

By	/s/ Timothy J. Cope
Timothy J. Cope
Secretary

NORTHERN KANSAS GAMING COMPANY

By	/s/ Timothy J. Cope
Timothy J. Cope
Secretary

GAMING CORPORATION OF AMERICA - HOPLAND

By	/s/ Timothy J. Cope
Timothy J. Cope
Secretary

EXHIBIT A

MERGER AGREEMENT AND PLAN OF MERGER

(GCA Acquisition Subsidiary, Inc.,

Gaming Corporation of America – North Carolina,

GCA Resorts Holdings, Inc.

Northern Kansas Gaming Company and

Gaming Corporation of America Hopland)

This Merger Agreement and Plan of Merger (this “Agreement”) is made effective October 15, 1996, by and among GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); Gaming Corporation of America – North Carolina, a Minnesota corporation (“Carolina”); GCA Resorts Holdings, Inc., a Minnesota corporation (“Holdings”); Northern Kansas Gaming Company, a Minnesota corporation (“Kansas”); and Gaming Corporation of America – Hopland (“Hopland”). Surviving Corporation, Carolina, Holdings, Kansas and Hopland are sometimes hereinafter referred to as the “Merging Corporations”.

ARTICLE I

Merger

Pursuant to this Agreement and the provisions of Minnesota Statutes, Chapter 302A, Carolina, Holdings, Kansas and Hopland shall be merged into Surviving Corporation, and Surviving Corporation shall be the surviving corporation pursuant to such merger (the “Merger”).

Following the Merger, the separate existence of each of Carolina, Holdings, Kansas and Hopland shall cease, and Surviving Corporation shall continue in existence as a Minnesota corporation with all of the rights, privileges, obligations and responsibilities of all five of the Merging Corporations.

ARTICLE II

Effective Date

The Merger shall become effective at 11:59 p.m. Central Standard Time, on October 31, 1996 (the “Effective Time”).

ARTICLE III

Cancellation of Common Stock

At the Effective Time:

(i)	subject to the provisions of Article IV below, each share (a “Common Share”) of common stock of each of Carolina, Holdings, Kansas and Hopland, $.01 par value per share, then issued and outstanding shall, pursuant to the Merger, be canceled without the payment of any consideration for such cancellation; and

(ii)	the holder of each certificate representing a Common Share shall cease to have any rights as a shareholder of the applicable of Carolina, Holdings, Kansas and Hopland, except to the extent specifically provided otherwise by applicable Minnesota law.

ARTICLE IV

Dissenting Shareholders

Any holder of Common Stock who dissents from the Merger in the manner prescribed by applicable Minnesota law shall be entitled to receive payment for the value of such Common Stock in the manner prescribed by Minnesota law. Such holder shall not be entitled to cast any vote with respect to such Common Stock after the Effective Time, or receive any dividend or other distribution with respect to such Common Stock declared after the Effective Time.

ARTICLE V

Organization of Surviving Corporation

The articles of incorporation and bylaws of Surviving Corporation as in effect immediately prior to the Effective Time shall be the articles of incorporation and bylaws of Surviving Corporation as the surviving corporation following the Merger, until amended in accordance with the applicable provisions of such articles of incorporation and bylaws.

The directors and all officers of Surviving Corporation immediately prior to the Effective Time shall be the directors and officers of Surviving Corporation as the surviving corporation following the Merger, until their successors are duly elected and qualified.

ARTICLE VI

General Provisions

A. Property and Interests. All real and personal property, debts and interests of each of the Merging Corporations shall, as of the Effective Time and without further act or deed, be the property, debts and interests of Surviving Corporation as the surviving corporation pursuant to the Merger. Any confirmation deed, assignment or other instrument necessary or appropriate to evidence Surviving Corporation’s interest in such property, debts and interests may at any time be signed and delivered in the name of Surviving Corporation by any of its then current officers, or in the name of Carolina, Holdings, Kansas or Hopland by Surviving Corporation as successor by merger and acting by any of Surviving Corporation’s then current officers.

B. Liabilities. All liabilities and obligations of each of the Merging Corporations shall, as of the Effective Date, be the liabilities and obligations of Surviving Corporation as the surviving corporation pursuant to the Merger.

IN WITNESS WHEREOF, each of the Merging Corporations has executed this Agreement as of the effective date stated above

GCA ACQUISITION SUBSIDIARY, INC.

By	/s/ Timothy J. Cope
Timothy J. Cope
Secretary

GAMING CORPORATION OF AMERICA - NORTH CAROLINA

By	/s/ Timothy J. Cope
Timothy J. Cope
Secretary

GCA RESORTS HOLDINGS, INC.

By	/s/ Timothy J. Cope
Timothy J. Cope
Secretary

NORTHERN KANSAS GAMING COMPANY

By	/s/ Timothy J. Cope
Timothy J. Cope
Secretary

GAMING CORPORATION OF AMERICA - HOPLAND

By	/s/ Timothy J. Cope
Timothy J. Cope
Secretary

STATE OF MINNESOTA DEPARTMENT OF STATE FILED
October 31, 1996
Joan Anderson Growe Secretary of State

SU-558

State of Minnesota

SECRETARY OF STATE

Certificate of Merger

I, Mary Kiffmeyer, Secretary of State of Minnesota, certify that: the documents required to effectuate a merger between the entities listed below and designating the surviving entity have been filed in this office on the date noted on this certificate; and the qualification of any non-surviving entity to do business in Minnesota is terminated on the effective date of this merger.

Merger Filed Pursuant to Minnesota Statutes, Chapter: 302A

State of Formation and Names of Merging Entities:

MN: GCA ACQUISITION SUBSIDIARY, INC.
MN: GOLDEN NICKEL CASINOS, INC.

State of Formation and Name of Surviving Entity:

MN: GCA ACQUISITION SUBSIDIARY, INC.

Effective Date of Merger: September 30, 1999 11:59 PM CST

Name of Surviving Entity After Effective Date of Merger:

GCA ACQUISITION SUBSIDIARY, INC.

This certificate has been issued on: September 24, 1999

Mary Kiffmeyer
Secretary of State.

ARTICLES OF MERGER AMONG

GCA ACQUISITION SUBSIDIARY, INC.

AND

GOLDEN NICKEL CASINOS, INC.

GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); and Golden Nickel Casinos, Inc., a Minnesota corporation (“Golden Nickel”), pursuant to Minnesota Statutes, Chapter 302A, hereby adopt and approve the following Articles of Merger.

ARTICLE I

Merger

Pursuant to that certain Merger Agreement and Plan of Merger (the “Merger Agreement”) among Surviving Corporation, and Golden Nickel dated effective September 30, 1999 a copy of which is attached hereto as Exhibit A, Golden Nickel is hereby merged into Surviving Corporation, and Surviving Corporation is declared to be the surviving corporation pursuant to such merger (the “Merger”).

ARTICLE II

Effective Date

The Merger shall become effective at 11:59 p.m. Central Standard Time, on September 30, 1999 (the “Effective Time”).

ARTICLE III

Implementation

The Merger shall be implemented in the manner described in the Merger Agreement.

ARTICLE IV

Approvals

The merger has been authorized and approved, effective as of September 30, 1999, by the respective boards of directors and the respective sole shareholders of the Surviving Corporation, GCA Acquisition Subsidiary, Inc.

IN WITNESS WHEREOF, these Articles of Merger are executed as of September 15, 1999, shall be filed with the Minnesota Secretary of State on or before September 30, 1999 and shall be effective at the Effective Time.

GCA ACQUISITION SUBSIDIARY, INC.

BY	/s/ Trudy D Fountain
Trudy D Fountain
Assistant Secretary

GOLDEN NICKEL CASINOS, INC.

BY	/s/ Trudy D Fountain
Trudy D Fountain
Assistant Secretary

EXHIBIT A

MERGER AGREEMENT AND PLAN OF MERGER

GCA ACQUISITION SUBSIDIARY, INC.

AND

GOLDEN NICKEL CASINOS, INC.

This Merger Agreement and Plan of Merger (this “Agreement”) is made effective September 15, 1999 by and among GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); and Golden Nickel Casinos, Inc. (“Golden Nickel”) both of which are sometimes hereinafter referred to as the “Merging Corporations”.

ARTICLE I

Merger

Pursuant to this Agreement and the provisions of Minnesota Statutes, Chapter 302A, Golden Nickel shall be merged into Surviving Corporation, and Surviving Corporation shall be the surviving corporation pursuant to such merger (the “Merger”).

Following the Merger, the separate existence of Golden Nickel shall cease, and Surviving Corporation shall continue in existence as a Minnesota corporation with all of the rights, privileges, obligations and responsibilities of both the Merging Corporations.

ARTICLE II

Effective Date

The Merger shall become effective at 11:59 p.m. Central Standard Time, on September 30, 1999 (the “Effective Time”).

ARTICLE III

Cancellation of Common Stock

At the Effective Time:

(i) subject to the provisions of Article IV below, each share (a “Common Share”) of common stock of Golden Nickel, $.01 par value per share, then issued and outstanding shall, pursuant to the Merger, be canceled without the payment of any consideration for such cancellation; and

(ii) the holder of each certificate representing a Common Share shall cease to have any rights as shareholder of Golden Nickel, except to the extent specifically provided otherwise by applicable Minnesota law.

ARTICLE IV

Dissenting Shareholders

Any holder of Common Stock who dissents from the Merger in the manner prescribed by applicable Minnesota law shall be entitled to receive payment for the value of such Common Stock in the manner prescribed by Minnesota law. Such holder shall not be entitled to cast any vote with respect to such Common Stock after the Effective Time, or receive any dividend or other distribution with respect to such Common Stock declared after the Effective Time.

ARTICLE V

Organization of Surviving Corporation

The articles of incorporation and bylaws of Surviving Corporation as in effect immediately prior to the Effective Time shall be the articles of incorporation and bylaws of Surviving Corporation as the surviving corporation following the Merger, until amended in accordance with the applicable provisions of such articles of incorporation and bylaws.

The directors and all officers of Surviving Corporation immediately prior to the Effective Time shall be the directors and officers of Surviving Corporation as the surviving corporation following the Merger, until their successors are duly elected and qualified.

ARTICLE VI

General Provisions

A. Property and Interests. All real and personal property, debts and interests of each of the Merging Corporations shall, as of the Effective Time and without further act or deed, be the property, debts and interests of Surviving Corporation as the surviving corporation pursuant to the Merger. Any confirmation deed, assignment or other instrument necessary or appropriate to evidence Surviving Corporation’s interest in such property, debts and interests may at any time be signed and delivered in the name of Surviving Corporation by any of its then current officers, or in the name of Golden Nickel Surviving Corporation as successor by merger and acting by any of Surviving Corporation’s then current officers.

B. Liabilities. All liabilities and obligations of each of the Merging Corporations shall, as of the Effective Date, be the liabilities and obligations of Surviving Corporation as the surviving corporation pursuant to the Merger.

IN WITNESS WHEREOF, each of the Merging Corporations has executed this Agreement as of the effective date stated above.

GCA ACQUISITION SUBSIDIARY, INC.

By	/s/ Trudy D. Fountain
Trudy D. Fountain
Assistant Secretary

GOLDEN NICKEL CASINOS, INC.

By	/s/ Trudy D. Fountain
Trudy D. Fountain
Assistant Secretary

STATE OF MINNESOTA FILED

September 24, 1999

Mary Kiffmeyer
Secretary of State

ARTICLES OF MERGER AMONG

GCA ACQUISITION SUBSIDIARY, INC.

AND

GULF COAST VEHICLE SERVICES, INC.

GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); and Gulf Coast Vehicle Services, Inc., a Mississippi corporation (“Gulf Coast”), pursuant to Minnesota Statutes, Chapter 302A, and the Mississippi Statutes and hereby adopt and approve the following Articles of Merger.

ARTICLE I

Merger

Pursuant to that certain Merger Agreement and Plan of Merger (the “Merger Agreement”) among Surviving Corporation, and Gulf Coast dated effective September 30, 1999 a copy of which is attached hereto as Exhibit A, Gulf Coast is hereby merged into Surviving Corporation, and Surviving Corporation is declared to be the surviving corporation pursuant to such merger (the “Merger”).

ARTICLE II

Effective Date

The Merger shall become effective at 11:59 p.m. Central Standard Time, on September 30, 1999 (the “Effective Time”).

ARTICLE III

Implementation

The Merger shall be implemented in the manner described in the Merger Agreement.

ARTICLE IV

Approvals

The Merger has been authorized and approved, effective as of September 30, 1999, by the respective boards of directors and the respective sole shareholders of the Surviving Corporation, GCA Acquisition Subsidiary, Inc.

IN WITNESS WHEREOF, these Articles of Merger are executed as of September 15, 1999, shall be filed with the Minnesota Secretary of State on or before September 30, 1999, and shall be effective at the Effective Time.

GCA ACQUISITION SUBSIDIARY, INC.

BY	/s/ Trudy D Fountain
Trudy D Fountain
Assistant Secretary

GULF COAST VEHICLE SERVICES, INC.

BY	/s/ Trudy D Fountain
Trudy D Fountain
Assistant Secretary

EXHIBIT A

MERGER AGREEMENT AND PLAN OF MERGER

GCA ACQUISITION SUBSIDIARY, INC.

AND

GULF COAST VEHICLE SERVICES, INC.

This Merger Agreement and Plan of Merger (this “Agreement”) is made effective September 15, 1999 by and among GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); and Gulf Coast Vehicle Services, Inc., a Mississippi Corporation, (“Gulf Coast”) both of which are sometimes hereinafter referred to as the “Merging Corporations”.

ARTICLE I

Merger

Pursuant to this Agreement and the provisions of Minnesota Statutes, Chapter 302A, and the Mississippi Statutes, Gulf Coast shall be merged into Surviving Corporation, and Surviving Corporation shall be the surviving corporation pursuant to such merger (the “Merger”).

Following the Merger, the separate existence of Gulf Coast shall cease, and Surviving Corporation shall continue in existence as a Minnesota corporation with all of the rights, privileges, obligations and responsibilities of both the Merging Corporations.

ARTICLE II

Effective Date

The Merger shall become effective at 11:59 p.m. Central Standard Time, on September 30, 1999 (the “Effective Time”).

ARTICLE III

Cancellation of Common Stock

At the Effective Time:

(i) subject to the provisions of Article IV below, each share (a “Common Share”) of common stock of Gulf Coast, $.01 par value per share, then issued and outstanding shall, pursuant to the Merger, be canceled without the payment of any consideration for such cancellation; and

(ii) the holder of each certificate representing a Common Share shall cease to have any rights as shareholder of Gulf Coast, except to the extent specifically provided otherwise by applicable Minnesota law.

ARTICLE IV

Dissenting Shareholders

Any holder of Common Stock who dissents from the Merger in the manner prescribed by applicable Minnesota law shall be entitled to receive payment for the value of such Common Stock in the manner prescribed by Minnesota law. Such holder shall not be entitled to cast any vote with respect to such Common Stock after the Effective Time, or receive any dividend or other distribution with respect to such Common Stock declared after the effective Time.

ARTICLE V

Organization of Surviving Corporation

The articles of Incorporation and bylaws of Surviving Corporation as in effect immediately prior to the Effective Time shall be the articles of Incorporation and bylaws of Surviving Corporation as the surviving corporation following the Merger, until amended in accordance with the applicable provisions of such articles of Incorporation and bylaws.

The directors and all officers of Surviving Corporation immediately prior to the Effective Time shall be the directors and officers of Surviving Corporation as the surviving corporation following the Merger, until their successors are duly elected and qualified.

ARTICLE VI

General Provisions

A. Property and Interests. All real and personal property, debts and interests of each of the Merging Corporations shall, as of the Effective Time and without further act or deed, be the property, debts and interests of Surviving Corporation as the surviving corporation pursuant to the Merger. Any confirmation deed, assignment or other instrument necessary or appropriate to evidence Surviving Corporation’s interest in such property, debts and interests may at any time be signed and delivered in the name of Surviving Corporation by any of its then current officers, or in the name of Gulf Coast Surviving Corporation as successor by merger and acting by any of Surviving Corporation’s then current officers.

B. Liabilities. All liabilities and obligations of each of the Merging Corporations shall, as of the Effective Date, be the liabilities and obligations of Surviving Corporation as the surviving corporation pursuant to the Merger.

IN WITNESS WHEREOF, each of the Merging Corporations has executed this Agreement as of the effective date stated above.

GCA ACQUISITION SUBSIDIARY, INC.

By	/s/ Trudy D. Fountain
Trudy D. Fountain
Assistant Secretary

GULF COAST VEHICLE SERVICES, INC.

By	/s/ Trudy D. Fountain
Trudy D. Fountain
Assistant Secretary

STATE OF MINNESOTA DEPARTMENT OF STATE FILED

September 24, 1999

Mary Kiffmeyer
Secretary of State

SU-558

State of Minnesota

SECRETARY OF STATE

Certificate of Merger

I, Mary Kiffmeyer, Secretary of State of Minnesota, certify that: the documents required to effectuate a merger between the entities listed below and designating the surviving entity have been filed in this office on the date noted on this certificate; and the qualification of any non-surviving entity to do business in Minnesota is terminated on the effective date of this merger.

Merger Filed Pursuant to Minnesota Statutes, Chapter: 302A

State of Formation and Names of Merging Entities:

MN: GCA ACQUISITION SUBSIDIARY, INC.
MN: RIVERFRONT RENAISSANCE CORP.

State of Formation and Name of Surviving Entity:

MN: GCA ACQUISITION SUBSIDIARY, INC.

Effective Date of Merger: September 30, 1999 11:59 PM CST

Name of Surviving Entity After Effective Date of Merger:

GCA ACQUISITION SUBSIDIARY, INC.

This certificate has been issued on: September 24, 1999

Mary Kiffmeyer
Secretary of State.

ARTICLES OF MERGER AMONG

GCA ACQUISITION SUBSIDIARY, INC.

AND

RIVERFRONT RENAISSANCE CORP.

GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); and Riverfront Renaissance Corp., a Minnesota corporation (“Riverfront”), pursuant to Minnesota Statutes, Chapter 302A, hereby adopt and approve the following Articles of Merger.

ARTICLE I

Merger

Pursuant to that certain Merger Agreement and Plan of Merger (the “Merger Agreement”) among Surviving Corporation, and Riverfront dated effective September 30, 1999 a copy of which is attached hereto as Exhibit A, Riverfront is hereby merged into Surviving Corporation, and Surviving Corporation is declared to be the surviving corporation pursuant to such merger (the “Merger”).

ARTICLE II

Effective Date

The Merger shall become effective at 11:59 p.m. Central Standard Time, on September 30, 1999 (the “Effective Time”).

ARTICLE III

Implementation

The Merger shall be implemented in the manner described in the Merger Agreement.

ARTICLE IV

Approvals

The Merger has been authorized and approved, effective as of September 30, 1999, by the respective boards of directors and the respective sole shareholders of the Surviving Corporation, GCA Acquisition Subsidiary, Inc.

IN WITNESS WHEREOF, these Articles of Merger are executed as of September 15, 1999, shall be filed with the Minnesota Secretary of State on or before September 30, 1999, and shall be effective at the Effective Time.

GCA ACQUISITION SUBSIDIARY, INC.

BY	/s/ Trudy D Fountain
Trudy D Fountain
Assistant Secretary

RIVERFRONT RENAISSANCE CORP.

BY	/s/ Trudy D Fountain
Trudy D Fountain
Assistant Secretary

EXHIBIT A

MERGER AGREEMENT AND PLAN OF MERGER

GCA ACQUISITION SUBSIDIARY, INC.

AND

RIVERFRONT RENAISSANCE CORP.

This Merger Agreement and Plan of Merger (this “Agreement”) is made effective September 15, 1999 by and among GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); and Riverfront Renaissance Corp. (“Riverfront”) both of which are sometimes hereinafter referred to as the “Merging Corporations”.

ARTICLE I

Merger

Pursuant to this Agreement and the provisions of Minnesota Statutes, Chapter 302A, Riverfront shall be merged into Surviving Corporation, and Surviving Corporation shall be the surviving corporation pursuant to such merger (the “Merger”).

Following the Merger, the separate existence of Riverfront shall cease, and Surviving Corporation shall continue in existence as a Minnesota corporation with all of the rights, privileges, obligations and responsibilities of both the Merging Corporations.

ARTICLE II

Effective Date

The Merger shall become effective at 11:59 p.m. Central Standard Time, on September 30, 1999 (the “Effective Time”).

ARTICLE III

Cancellation of Common Stock

At the Effective Time:

(i) subject to the provisions of Article IV below, each share (a “Common Share”) of common stock of Riverfront, $.01 par value per share, then issued and outstanding shall, pursuant to the Merger, be cancelled without the payment of any consideration for such cancellation; and

(ii) the holder of each certificate representing a Common Share shall cease to have any rights as shareholder of Riverfront, except to the extent specifically provided otherwise by applicable Minnesota law.

ARTICLE IV

Dissenting Shareholders

Any holder of Common Stock who dissents from the Merger in the manner prescribed by applicable Minnesota law shall be entitled to receive payment for the value of such Common Stock in the manner prescribed by Minnesota law. Such holder shall not be entitled to cast any vote with respect to such Common Stock after the Effective Time, or receive any dividend or other distribution with respect to such Common Stock declared after the Effective Time.

ARTICLE V

Organization of Surviving Corporation

The articles of Incorporation and bylaws of Surviving Corporation as in effect immediately prior to the Effective Time shall be the articles of incorporation and bylaws of Surviving Corporation as the surviving corporation following the Merger, until amended in accordance with the applicable provisions of such articles of incorporation and bylaws.

The directors and all officers of Surviving Corporation immediately prior to the Effective Time shall be the directors and officers of Surviving Corporation as the surviving corporation following the Merger, until their successors are duly elected and qualified.

ARTICLE VI

General Provisions

A. Property and Interests. All real and personal property, debts and interests of each of the Merging Corporations shall, as of the Effective Time and without further act or deed, be the property, debts and interests of Surviving Corporation as the surviving corporation pursuant to the Merger. Any confirmation deed, assignment or other instrument necessary or appropriate to evidence Surviving Corporation’s interest in such property, debts and interests may at any time be signed and delivered in the name of Surviving Corporation by any of its then current officers, or in the name of Riverfront Surviving Corporation as successor by merger and acting by any of Surviving Corporation’s then current officers.

B. Liabilities. All liabilities and obligations of each of the Merging Corporation shall, as of the Effective Date, be the liabilities and obligations of Surviving Corporation as the surviving corporation pursuant to the Merger.

IN WITNESS WHEREOF, each of the Merging Corporations has executed this Agreement as of the effective date stated above.

GCA ACQUISITION SUBSIDIARY, INC.

By	/s/ Trudy D. Fountain
Trudy D. Fountain
Assistant Secretary

RIVERFRONT RENAISSANCE CORP.

By	/s/ Trudy D. Fountain
Trudy D. Fountain
Assistant Secretary

STATE OF MINNESOTA FILED-

September 24, 1999

Mary Kiffmeyer
Secretary of State

SU-558

State of Minnesota

SECRETARY OF STATE

Certificate of Merger

I, Mary Kiffmeyer, Secretary of State of Minnesota, certify that: the documents required to effectuate a merger between the entities listed below and designating the surviving entity have been filed in this office on the date noted on this certificate; and the qualification of any non-surviving entity to do business in Minnesota is terminated on the effective date of this merger.

Merger Filed Pursuant to Minnesota Statutes, Chapter: 302A

State of Formation and Names of Merging Entities:

MN: GCA ACQUISITION SUBSIDIARY, INC.
MS: MISSISSIPPI DELTA GAMING COMPANY

State of Formation and Name of Surviving Entity:

MN: GCA ACQUISITION SUBSIDIARY, INC.

Effective Date of Merger: September 30, 1999 11:59 PM CST

Name of Surviving Entity After Effective Date of Merger:

GCA ACQUISITION SUBSIDIARY, INC.

This certificate has been issued on: September 24, 1999

Mary Kiffmeyer
Secretary of State.

ARTICLES OF MERGER AMONG

GCA ACQUISITION SUBSIDIARY, INC.

AND

MISSISSIPPI DELTA GAMING COMPANY

GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); and Mississippi Delta Gaming Company, a Mississippi corporation (“Delta Gaming”), pursuant to Minnesota Statues, Chapter 302A, and the Mississippi Statues and hereby adopt and approve the following Articles of Merger.

ARTICLE I

Merger

Pursuant to that certain Merger Agreement and Plan of Merger (the “Merger Agreement”) among Surviving Corporation, and Delta Gaming dated effective September 30, 1999 a copy of which is attached hereto as Exhibit A, Delta Gaming is hereby merged into Surviving Corporation is declared to be the surviving corporation pursuant to such merger (the “Merger”).

ARTICLE II

Effective Date

The Merger shall become effective at 11:59 p.m. Central Standard Time, on September 30, 1999 (the “Effective Time”).

ARTICLE III

Implementation

The Merger shall be implemented in the manner described in the Merger Agreement.

ARTICLE IV

Approvals

The Merger has been authorized and approved, effective as of September 30, 1999, by the respective boards of directors and the respective sole shareholders of the Surviving Corporation, GCA Acquisition Subsidiary, Inc.

IN WITNESS WHEREOF, these Articles of Merger are executed as of September 15, 1999, shall be filed with the Minnesota Secretary of State on or before September 30, 1999, and shall be effective at the Effective Time.

GCA ACQUISITION SUBSIDIARY, INC.

BY	/s/ Trudy D Fountain
Trudy D Fountain
Assistant Secretary

MISSISSIPPI DELTA GAMING COMPANY

BY	/s/ Trudy D Fountain
Trudy D Fountain
Assistant Secretary

EXHIBIT A

MERGER AGREEMENT AND PLAN OF MERGER

GCA ACQUISITION SUBSIDIARY, INC.

AND

MISSISSIPPI DELTA GAMING COMPANY

This Merger Agreement and Plan of Merger (this “Agreement”) is made effective September 15, 1999 by and among GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); and Mississippi Delta Gaming Company a Mississippi Corporation, (“Delta Gaming”) both of which are sometimes hereinafter referred to as the “Merging Corporations”.

ARTICLE I

Merger

Pursuant to this Agreement and the provisions of Minnesota Statues, Chapter 302A, and the Mississippi Statues, Delta Gaming shall be merged into Surviving Corporation, and Surviving Corporation shall be the surviving corporation pursuant to such merger (the “Merger”)

Following the Merger, the separate existence of Delta Gaming shall cease, and Surviving Corporation shall continue in existence as a Minnesota corporation with all of the rights, privileges, obligations and responsibilities of both the Merging Corporations.

ARTICLE II

Effective Date

The Merger shall become effective at 11:59 p.m. Central Standard Time, on September 30, 1999 (the “Effective Time”).

ARTICLE III

Cancellation of Common Stock

At the Effective Time:

(i) subject to the provisions of Article IV below, each share (a “Common Share”) of common stock of Delta Gaming, $.01 par value per share, then issued and outstanding shall, pursuant to the Merger, be canceled without the payment of any consideration for such cancellation; and

(ii) the holder of each certificate representing a Common Share shall cease to have any rights as shareholder of Delta Gaming, except to the extent specifically provided otherwise by applicable Minnesota law.

ARTICLE IV

Dissenting Shareholders

Any holder of Common Stock who dissents from the Merger in the manner prescribed by applicable Minnesota law shall be entitled to receive payment for the value of such Common Stock in the manner prescribed my Minnesota law. Such holder shall not be entitled to cast any vote with respect to such Common Stock after the Effective Time, or receive any dividend or other distribution with respect to such Common Stock declared after the Effective Time.

ARTICLE V

Organization of Surviving Corporation

The articles of incorporation and bylaws of Surviving Corporation as in effect immediately prior to the Effective Time shall be the articles of incorporation and bylaws of Surviving Corporation as the surviving corporation following the Merger, until amended in accordance with the applicable provisions of such articles of incorporation and bylaws.

The directors and all officers of Surviving Corporation immediately prior to the Effective Time shall be the directors and officers of Surviving Corporation as the surviving corporation following the Merger, until their successors are duly elected and qualified.

ARTICLE VI

General Provisions

A. Property and Interest. All real and personal property, debts and interests of each of the Merging Corporations shall, as of the Effective Time and without further act or deed, be the property, debts and interests of Surviving Corporation as the surviving corporation pursuant to the Merger. Any confirmation deed, assignment or other instrument necessary or appropriate to evidence Surviving Corporation’s interest in such property, debts and interests may at any time be signed and delivered in the name of Surviving Corporation by any of its then current officers, or in the name of Delta Gaming Surviving Corporation as successor by merger and acting by any Surviving Corporation’s then current officers.

B. Liabilities. All liabilities and obligations of each of the Merging Corporations shall, as of the Effective Date, be the liabilities and obligations of Surviving Corporation as the surviving corporation pursuant to the Merger.

IN WITNESS WHEREOF, each of the Merging Corporations has executed this Agreement as of the effective date stated above.

GCA ACQUISITION SUBSIDIARY, INC.

By	/s/ Trudy D. Fountain
Trudy D. Fountain
Assistant Secretary

MISSISSIPPI DELTA GAMING COMPANY

By	/s/ Trudy D. Fountain
Trudy D. Fountain
Assistant Secretary

SU-558

State of Minnesota

SECRETARY OF STATE

Certificate of Merger

I, Mary Kiffmeyer, Secretary of State of Minnesota, certify that: the documents required to effectuate a merger between the entities listed below and designating the surviving entity have been filed in this office on the date noted on this certificate; and the qualification of any non-surviving entity to do business in Minnesota is terminated on the effective date of this merger.

Merger Filed Pursuant to Minnesota Statutes, Chapter: 302A

State of Formation and Names of Merging Entities:

MN: GCA ACQUISITION SUBSIDIARY, INC.
WI: DELLS DEVELOPMENT CORP.

State of Formation and Name of Surviving Entity:

MN: GCA ACQUISITION SUBSIDIARY, INC.

Effective Date of Merger: September 30, 1999 11:59 PM CST

Name of Surviving Entity After Effective Date of Merger:

GCA ACQUISITION SUBSIDIARY, INC.

This certificate has been issued on: September 24, 1999

Mary Kiffmeyer
Secretary of State.

ARTICLES OF MERGER AMONG

GCA ACQUISITION SUBSIDIARY, INC.

AND

DELLS DEVELOPMENT CORP.

GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); and Dells Development Corp., a Wisconsin corporation (“Dells”), pursuant to Minnesota Statutes, Chapter 302A, and the Wisconsin Statutes and hereby adopt and approve the following Articles of Merger.

ARTICLE I

Merger

Pursuant to that certain Merger Agreement and Plan of Merger (the “Merger Agreement”) among Surviving Corporation, and Dells dated effective September 30, 1999 a copy of which is attached hereto as Exhibit A, Dells is hereby merged into Surviving Corporation, and Surviving Corporation is declared to be the surviving corporation pursuant to such merger (the “Merger”).

ARTICLE II

Effective Date

The Merger shall become effective at 11:59 p.m. Central Standard Time, on September 30, 1999 (the “Effective Time”).

ARTICLE III

Implementation

The Merger shall be implemented in the manner described in the Merger Agreement.

ARTICLE IV

Approvals

The Merger has been authorized and approved, effective as of September 30, 1999, by the respective boards of directors and the respective sole shareholders of the Surviving Corporation, GCA Acquisition Subsidiary, Inc.

IN WITNESS WHEREOF, these Articles of Merger are executed as of September 15, 1999, shall be filed with the Minnesota Secretary of State on or before September 30, 1999, and shall be effective at the Effective Time.

GCA ACQUISITION SUBSIDIARY, INC.

BY	/s/ Trudy D Fountain
Trudy D Fountain
Assistant Secretary

DELLS DEVELOPMENT CORP.

BY	/s/ Trudy D Fountain
Trudy D Fountain
Assistant Secretary

EXHIBIT A

MERGER AGREEMENT AND PLAN OF MERGER

GCA ACQUISITION SUBSIDIARY, INC.

AND

DELLS DEVELOPMENT CORP.

This Merger Agreement and Plan of Merger (this “Agreement”) is made effective September 15, 1999 by and among GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); and Dells Development Corp. a Wisconsin Corporation (“Dells”) both of which are sometimes hereinafter referred to as the “Merging Corporations”.

ARTICLE I

Merger

Pursuant to this Agreement and the provisions of Minnesota Statutes, Chapter 302A, and the Wisconsin Corporation statutes Dells shall be merged into Surviving Corporation, and Surviving Corporation shall be the surviving corporation pursuant to such merger (the “Merger”).

Following the Merger, the separate existence of Dells shall cease, and Surviving Corporation shall continue in existence as a Minnesota corporation with all of the rights, privileges, obligations and responsibilities of both the Merging Corporations.

ARTICLE II

Effective Date

The Merger shall become effective at 11:59 p.m. Central Standard Time, on September 30, 1999 (the “Effective Time”).

ARTICLE V

Organization of Surviving Corporation

The articles of incorporation and bylaws of Surviving Corporation as in effect immediately prior to the Effective Time shall be the articles of incorporation and bylaws of Surviving Corporation as the surviving corporation following the Merger, until amended in accordance with the applicable provisions of such articles of incorporation and bylaws.

The directors and all officers of Surviving Corporation immediately prior to the Effective Time shall be the directors and officers of Surviving Corporation as the surviving corporation following the Merger, until their successors are duly elected and qualified.

ARTICLE VI

General Provisions

A. Property and Interests. All real and personal property, debts and interests of each of the Merging Corporations shall, as of the Effective Time and without further act or deed, be the property, debts and interests of Surviving Corporation as the surviving corporation pursuant to the Merger. Any confirmation deed, assignment or other instrument necessary or appropriate to evidence Surviving Corporation’s interest in such property, debts and interests may at any time be signed and delivered in the name of Surviving Corporation by any of its then current officers, or in the name of Dells Surviving Corporation as successor by merger and acting by any of Surviving Corporation’s then current officers.

SU-558

State of Minnesota

SECRETARY OF STATE

Certificate of Merger

I, Mary Kiffmeyer, Secretary of State of Minnesota, certify that: the documents required to effectuate a merger between the entities listed below and designating the surviving entity have been filed in this office on the date noted on this certificate; and the qualification of any non-surviving entity to do business in Minnesota is terminated on the effective date of this merger.

Merger Filed Pursuant to Minnesota Statutes, Chapter: 302A

State of Formation and Names of Merging Entities:

MN: GCA ACQUISITION SUBSIDIARY, INC.
MS: GAMING CORPORATION OF AMERICA-BAY ST. LOUIS, INC.

State of Formation and Name of Surviving Entity:

MN: GCA ACQUISITION SUBSIDIARY, INC.

Effective Date of Merger: September 30, 1999 11:59 PM CST

Name of Surviving Entity After Effective Date of Merger:

GCA ACQUISITION SUBSIDIARY, INC.

This certificate has been issued on: September 24, 1999

Mary Kiffmeyer
Secretary of State.

ARTICLES OF MERGER AMONG

GCA ACQUISITION SUBSIDIARY, INC.

AND

GAMING CORPORATION OF AMERICA BAY ST. LOUIS,

INC.

GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); and Gaming Corporation of America Bay St. Louis, Inc., a Mississippi corporation (“Gaming Corp.”), pursuant to Minnesota Statutes, Chapter 302A, and the Mississippi Statutes and hereby adopt and approve the following Articles of Merger

ARTICLE I

Merger

Pursuant to that certain Merger Agreement and Plan of Merger (the “Merger Agreement”) among Surviving Corporation, and Gaming Corp. dated effective September 30, 1999 a copy of which is attached hereto as Exhibit A, Gaming Corp. is hereby merged into Surviving Corporation, and Surviving Corporation is declared to be the surviving corporation pursuant to such merger (the “Merger”).

ARTICLE II

Effective Date

The Merger shall become effective at 11:59 p.m. Central Standard Time, on September 30, 1999 (the “Effective Time”).

ARTICLE III

Implementation

The Merger shall be implemented in the manner described in the Merger Agreement.

ARTICLE IV

Approvals

The Merger has been authorized and approved, effective as of September 30, 1999, by the respective boards of directors and the respective sole shareholders of the Surviving Corporation, GCA Acquisition Subsidiary, Inc.

IN WITNESS WHEREOF, these Articles of Merger are executed as of September 15, 1999, shall be filed with the Minnesota Secretary of State on or before September 30, 1999, and shall be effective at the Effective Time.

GCA ACQUISITION SUBSIDIARY, INC.

BY	/s/ Trudy D Fountain
Trudy D Fountain
Assistant Secretary

GAMING CORPORATION OF AMERICA BAY ST. LOUIS, INC.

BY	/s/ Trudy D Fountain
Trudy D Fountain
Assistant Secretary

EXHIBIT A

MERGER AGREEMENT AND PLAN OF MERGER

GCA ACQUISITION SUBSIDIARY, INC.

AND

GAMING CORPORATION OF AMERICA BAY ST. LOUIS,

INC.

This Merger Agreement and Plan of Merger (this “Agreement”) is made effective September 15, 1999 by and among GCA Acquisition Subsidiary, Inc., a Minnesota corporation (“Surviving Corporation”); and Gaming Corporation of America Bay St. Louie, Inc. a Mississippi Corporation, (“Gaming Corp.”) both of which are sometimes hereinafter referred to as the “Merging Corporations’.

ARTICLE I

Merger

Pursuant to this Agreement and the provisions of Minnesota Statutes, Chapter 302A, and the Mississippi Statute, Gaming Corp. shall be merged into Surviving Corporation, and Surviving Corporation shall be the surviving corporation pursuant to such merger (the “Merger”),

Following the Merger, the separate existence of Gaming Corp., shall cease, and Surviving Corporation shall continue in existence as a Minnesota corporation with all of the rights, privileges, obligations and responsibilities of both the Merging Corporations.

ARTICLE II

Effective Pate

The Merger shall become effective at 11:59 p.m. Central Standard Time, on September 30, 1999 (the “Effective Time”).

ARTICLE III

Cancellation of Common Stock

At the Effective Time:

(i) subject to the provisions of Article IV below, each share (a “Common Share”) of common stock of Gaming Corp., $.01 per value per share, then issued and outstanding shall, pursuant to the Merger, be canceled without the payment of any consideration for such cancellation; and

(ii) the holder of each certificate representing a Common Share shall cease to have any rights as shareholder of Gaming Corp., except to the extent specifically provided otherwise by applicable Minnesota law.

ARTICLE IV

Dissenting Shareholders

Any holder of Common Stock who dissents from the Merger in the manner prescribed by applicable Minnesota law shall be entitled to receive payment for the value of such Common Stock in the manner prescribed by Minnesota law. Such holder shall not be entitled to cast any vote with respect to such Common Stock after the Effective Time, or receive any the name of Gaming Corp. Surviving Corporation as successor by merger and acting by any of Surviving Corporation’s then current officers.

B. Liabilities. All liabilities and obligations of each of the Merging Corporations shall, as of the Effective Date, be the liabilities and obligations of Surviving Corporation as the surviving corporation pursuant to the Merger.

IN WITNESS WHEREOF, each of the Merging Corporations has executed this Agreement as of the effective date stated above.

GCA ACQUISITION SUBSIDIARY, INC.

By	/s/ Trudy D. Fountain
Trudy D. Fountain
Assistant Secretary

GAMING CORPORATION OF AMERICA BAY ST. LOUIS, INC.

By	/s/ Trudy D. Fountain
Trudy D. Fountain
Assistant Secretary

STATE OF MINNESOTA FILED-

September 24, 1999

Mary Kiffmeyer
Secretary of State